o   132*SA1

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                            SHARE CLASS REDESIGNATION
                            Effective January 1, 1999

                           Class A - Formerly Class I
                           Class B - New Share Class
                           Class C - Formerly Class II
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                         SUPPLEMENT DATED APRIL 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                               FRANKLIN GOLD FUND
                             DATED DECEMBER 1, 1998

The Statement of Additional Information is amended as follows:

I. The second paragraph in the section "Organization, Voting Rights and Principal Holders" is replaced with the following:

     The fund currently offers four classes of shares, Class A, Class B, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund began offering Class B shares on January 1, 1999. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C. The fund may offer additional classes of shares in the future. The full title of each class is:

     o Franklin Gold Fund, Franklin Gold Fund Series,
       Franklin Gold Fund - Class A

     o Franklin Gold Fund, Franklin Gold Fund Series,
       Franklin Gold Fund - Class B

     o Franklin Gold Fund, Franklin Gold Fund Series,
       Franklin Gold Fund - Class C

     o Franklin Gold Fund, Franklin Gold Fund Series,
       Franklin Gold Fund - Advisor Class

     II. The following is added to the section "Organization, Voting Rights and Principal Holders":

     As of December 7, 1998, the principal shareholders of the fund, beneficial or of record, were:

     Name and Address           Share Class          Percentage (%)
-------------------------------------------------------------------------------

    Franklin Templeton
     Trust Company1 for ValuSelect
     Franklin
    Resources Profit
    Sharing Plan
    Attn: Trading
    PO Box 2438
    Rancho Cordova, CA
    95741-2438............        Advisor              37.44%


     1. Franklin Templeton Trust Company is a California corporation and is wholly owned by Franklin Resources, Inc.

     As of December 7, 1998, the officers and board members, as a group, owned of record and beneficially 3.76% of the fund's Advisor Class shares and less than 1% of the outstanding shares of the fund's other classes.

III. The first sentence of the section "Initial sales charges" on page 20 is revised to read:

     The maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B.

IV. The last sentence of the first waiver category in the section "Waivers for investments from certain payments" on page 22 is revised to read:

     This waiver category also applies to Class B and C shares.

V.   The  following  is  added  after  the  second   paragraph  in  the  section
     "Contingent deferred sales charge (CDSC)" on page 24:

     For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.


     IF YOU SELL YOUR CLASS B          THIS % IS DEDUCTED
     SHARES WITHIN THIS MANY YEARS     FROM YOUR PROCEEDS
     AFTER BUYING THEM                      AS A CDSC
    ---------------------------------------------------------------
     1 Year                                    4
     2 Years                                   4
     3 Years                                   3
     4 Years                                   3
     5 Years                                   2
     6 Years                                   1
     7 Years                                   0

VI.  The section "CDSC waivers" on page 24 is replaced with the following:

     CDSC WAIVERS. The CDSC for any share class will generally be waived for:

     o    Account fees

     o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

     o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase.

     o Redemptions by the fund when an account falls below the minimum required account size

     o    Redemptions following the death of the shareholder or beneficial owner

     o Redemptions through a systematic withdrawal plan set up before February 1, 1995

     o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

     o Redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class B)

     o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only
          IRAs)

     o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

     o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

VII. The first sentence of the section "Exchange privilege" on page 25 is revised to read:

     If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at net asset value when paid.

VIII.The  section  "The Class II Plan,"  found under  "Distribution  and service
     (12b-1) fees" on page 28, is replaced with the following:

     THE CLASS B AND C PLANS. Under the Class B and C plans, the fund pays Distributors up to 0.75% per year of the class's average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund may also pay a servicing fee of up to 0.25% per year of the class's average daily net assets, payable quarterly. This fee may be used to pay securities dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

     The expenses relating to each of the Class B and C plans are also used to pay Distributors for advancing the commission costs to securities dealers with respect to the initial sale of Class B and C shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to securities dealers.

IX. The section "The Class I and II Plans," found under "Distribution and service (12b-1) fees" on page 28, is renamed "The Class A, B and C Plans."



                Please keep this supplement for future reference.